SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)          APRIL 16, 2002
                                                 ------------------------------



                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-29245                                         65-0452156
 ------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code       (561) 863-844
                                                   ----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
         ------------

         On April 16, 2002, Health & Nutrition Systems International, Inc. issued a press release disclosing its fourth quarter 2001 and fiscal year end 2001 earnings results. The press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(C)      EXHIBITS

     EXHIBIT
      NUMBER                             DESCRIPTION
----------------   -------------------------------------------------------------

       99.1 Press Release Announcing Fourth Quarter 2001 and fiscal year end 2001 earnings results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTH & NUTRITION SYSTEMS
                                   INTERNATIONAL, INC.

                                   By: /s/ Christopher Tisi
                                   ---------------------------------------------
                                           Christopher Tisi
Dated:  April 29, 2002                     Interim Chairman of the Board, Chief
                                           Executive Officer and President

                                  Exhibit Index
                                  -------------

Exhibit No.
-----------

       EXHIBIT
        NUMBER                        DESCRIPTION
      ---------                       -----------

         99.1 Press Release Announcing Fourth Quarter 2001 and fiscal year end 2001 earnings results.